 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1998

                                                SECURITIES ACT FILE NO. 33-49354
                                        INVESTMENT COMPANY ACT FILE NO. 811-6725
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                      POST-EFFECTIVE AMENDMENT NO. 6                         [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 8                                [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          800 SCUDDERS MILL ROAD
                       PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL

              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
     MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:

         COUNSEL FOR THE FUND:                    PHILIP L. KIRSTEIN, ESQ.
         JOEL H. GOLDBERG, ESQ.                   LAWRENCE A. ROGERS, ESQ.
SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP   MERRILL LYNCH ASSET MANAGEMENT, L.P.
  919 THIRD AVENUE, NEW YORK, NEW YORK      P.O. BOX 9011, PRINCETON, NEW JERSEY
                10022                                    08543-9011

                               ----------------

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
             [X]IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
                OF RULE 485, OR
             [_]60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF
                RULE 485, OR
             [_]ON (DATE) PURSUANT TO PARAGRAPH (B) OF RULE 485,
                OR
             [_]ON (DATE) PURSUANT TO PARAGRAPH (A) OF RULE 485
             [_]75 DAYS AFTER FILING PURSUANT TO PARAGRAPH
                (A)(II)
             [_]ON (DATE) PURSUANT TO PARAGRAPH (A)(II) OF RULE
                485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:
             [_]THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW
                EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-
                EFFECTIVE AMENDMENT.

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                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

                POST-EFFECTIVE AMENDMENT NO. 6 ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-
 1A ITEM NO.                                               LOCATION
 -----------                                               --------
 PART A
  Item  1.   Cover Page..................   Cover Page
  Item  2.   Synopsis....................   Fee Table
  Item  3.   Condensed Financial
              Information................   Financial Highlights
  Item  4.   General Description of
              Registrant.................   Cover Page; Investment Objective and
                                             Policies; Additional Information
  Item  5.   Management of the Fund......   Fee Table; Investment Objective and
                                             Policies; Portfolio Transactions;
                                             Management of the Fund; Inside Back
                                             Cover Page
  Item  5A.  Management's Discussion of
              Fund Performance...........   Not Applicable
  Item  6.   Capital Stock and Other
              Securities.................   Cover Page; Purchase of Shares;
                                             Additional Information
  Item  7.   Purchase of Securities Being
              Offered....................   Cover Page; Fee Table; Purchase of
                                             Shares; Shareholder Services;
                                             Additional Information; Inside Back
                                             Cover Page
  Item  8.   Redemption or Repurchase....   Fee Table; Shareholder Services;
                                             Purchase of Shares; Repurchase and
                                             Redemption of Shares
  Item  9.   Pending Legal Proceeding....   Not Applicable
 PART B
  Item 10.   Cover Page..................   Cover Page
  Item 11.   Table of Contents...........   Back Cover Page
  Item 12.   General Information and
              History....................   General Information
  Item 13.   Investment Objectives and
              Policies...................   Investment Objective and Policies
  Item 14.   Management of the
              Registrant.................   Management of the Fund
  Item 15.   Control Persons and
              Principal Holders of
              Securities.................   Management of the Fund
  Item 16.   Investment Advisory and
              Other Services.............   Management of the Fund; Purchase of
                                             Shares; General Information
  Item 17.   Brokerage Allocation and
              Other Practices............   Portfolio Transactions and Brokerage
  Item 18.   Capital Stock and Other
              Securities.................   General Information
  Item 19.   Purchase, Redemption and
              Pricing of Securities Being
              Offered....................   Purchase of Shares; Redemption of
                                             Shares; Determination of Net Asset
                                             Value; Shareholder Services; General
                                             Information
  Item 20.   Tax Status..................   Dividends and Distributions; Taxes
  Item 21.   Underwriters................   Purchase of Shares
  Item 22.   Calculation of Performance
              Data.......................   Performance Data
  Item 23.   Financial Statements........   Financial Statements

PART C
  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

PROSPECTUS

JANUARY 29, 1998

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  Merrill Lynch Consults International Portfolio, a Massachusetts business trust (the "Fund"), is a diversified, open-end management investment company that seeks the highest total investment return that is consistent with prudent risk through investment in a diversified international portfolio of equity securities, other than United States equity securities. Total investment return is the aggregate of income and capital value changes. Distribution of shares of the Fund is limited to current clients of the Merrill Lynch Consults(R) Service and of the Merrill Lynch Strategic Portfolio AdvisorSM Service. The Fund is designed for Merrill Lynch Consults(R) Service and Merrill Lynch Strategic Portfolio AdvisorSM Service clients who seek to internationally diversify a portion of their investment portfolio. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 5.

  The Fund offers shares (the "shares") that may be purchased at a price equal to the next determined net asset value per share. Shares of the Fund are not subject to any sales charge, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets and an ongoing distribution fee at an annual rate of 0.75% of average daily net assets.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 ((609) 282-2800), which has entered into a dealer agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Shareholders may redeem their shares at any time at the next determined net asset value. The minimum initial purchase is $5,000, and the minimum subsequent purchase is $1,000. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Such fee is presently waived for clients of the Merrill Lynch Consults(R) Service and of the Merrill Lynch Strategic Portfolio AdvisorSM Service. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") are not subject to processing fees. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

  THESE SECURITIES  HAVE NOT BEEN  APPROVED OR DISAPPROVED BY  THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS  THE COMMISSION PASSED UPON THE ACCU-
       RACY  OR ADEQUACY OF THIS  PROSPECTUS. ANY REPRESENTATION TO  THE
          CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated January 29, 1998 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

                               ----------------

    MERRILL LYNCH (SUISSE) INVESTMENT MANAGEMENT S.A. -- INVESTMENT ADVISER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  The following table illustrates expenses and fees that you would incur as a shareholder of the Fund.

SHAREHOLDER TRANSACTION EXPENSES(a):
 Sales Load Imposed on Purchases..............................            None
 Sales Load Imposed on Dividend Reinvestments.................            None
 Redemption Fees..............................................            None
 Exchange Fees................................................  Not Applicable
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
 ASSETS) FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997:
 Investment Adviser Fees(b)...................................            0.75%
 Administrative Fees(c).......................................            0.25%
 12b-1 Fees(d):
  Account Maintenance Fees....................................            0.25%
  Distribution Fees...........................................            0.75%
OTHER EXPENSES:
 Custodian Fees...............................................            0.10%
 Shareholder Servicing Costs(e)...............................            0.02%
 Other........................................................            0.32%
                                                                --------------
 Total Other Expenses.........................................            0.44%
                                                                --------------
TOTAL FUND OPERATING EXPENSES.................................            2.44%
                                                                ==============

--------

(a) Each client of the Merrill Lynch Consults(R) Service and of the Merrill Lynch Strategic Portfolio AdvisorSM Service is charged an annual fee of up to 3% (charged on a quarterly basis) of the value of such client's portfolio. However, no such fee is imposed on the portion of the client's assets maintained in the Fund. An investment made directly in the Fund will not be subject to the 3% charge at any time while the assets remain in the Fund.

(b) See "Management of the Fund--Investment Adviser"--page 9.

(c) See "Management of the Fund--Administrator"--page 10.

(d) See "Purchase of Shares--Distribution Plan"--page 12.

(e) See "Management of the Fund--Transfer Agency Services"--page 10.

                                                 CUMULATIVE EXPENSES PAID FOR
                                                        THE PERIOD OF:
                                                -------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
EXAMPLE:
   An investor would pay the following expenses
 on a $1,000 investment, whether or not the
 investor redeems his investment at the end of
 the period, assuming (1) an operating expense
 ratio of 2.44% and (2) a 5% annual return
 throughout the periods:                         $25     $76    $130     $278

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly.

  The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Shareholders who own their shares for an extended period of time may pay more in account maintenance and distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Such fee is presently waived for clients of the Merrill Lynch Consults(R) Service and of the Merrill Lynch Strategic Portfolio AdvisorSM Service. Purchases and Redemptions made directly through the Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Repurchase and Redemption of Shares."

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Ernst & Young LLP, independent auditors. The Financial Highlights should be read in conjunction with the financial statements for the fiscal year ended October 31, 1997 and the independent auditors' report thereon, which are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders, which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.

                                                                                FOR THE PERIOD
                                                                                  SEPT. 14,
                                 FOR THE YEAR ENDED OCTOBER 31,                    1992+ TO
                          ---------------------------------------------------      OCT. 31,
INCREASE (DECREASE) IN     1997++    1996++     1995++     1994++     1993++        1992++
NET ASSET VALUE:          --------  --------   --------   --------   --------   --------------
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period.........  $  12.09  $  12.28   $  12.83   $  11.74   $   9.60      $ 10.00
                          --------  --------   --------   --------   --------      -------
 Investment income
  (loss)--net...........       .10      (.05)      (.05)      (.12)      (.08)        (.02)
 Realized and unrealized
  gain (loss) on
  investments and
  foreign currency
  transactions--net.....       .97       .76       (.18)      1.26       2.22         (.38)
                          --------  --------   --------   --------   --------      -------
Total from investment
 operations.............      1.07       .71       (.23)      1.14       2.14         (.40)
                          --------  --------   --------   --------   --------      -------
Less dividends and dis-
 tributions:
 In excess of investment
  income--net...........      (.44)     (.44)       --         --         --           --
 Realized gain on in-
  vestments--net........      (.35)     (.46)      (.32)      (.05)       --           --
                          --------  --------   --------   --------   --------      -------
Total dividends and dis-
 tributions.............      (.79)     (.90)      (.32)      (.05)       --           --
                          --------  --------   --------   --------   --------      -------
Net asset value, end of
 period.................  $  12.37  $  12.09   $  12.28   $  12.83   $  11.74      $  9.60
                          ========  ========   ========   ========   ========      =======
TOTAL INVESTMENT RETURN:
Based on net asset value
 per share..............      9.26%     5.93%     (1.68%)     9.74%     22.29%       (4.00%)#
                          ========  ========   ========   ========   ========      =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of reim-
 bursement..............      2.44%     2.37%      2.35%      2.27%      2.76%        3.50%*
                          ========  ========   ========   ========   ========      =======
Expenses................      2.44%     2.37%      2.35%      2.27%      2.76%        4.45%*
                          ========  ========   ========   ========   ========      =======
Investment income
 (loss)--net............       .84%     (.42%)     (.41%)     (.56%)     (.86%)      (2.77%)*
                          ========  ========   ========   ========   ========      =======
SUPPLEMENTAL DATA:
Net assets, end of pe-
 riod (in thousands)....  $107,951  $174,921   $197,077   $272,487   $175,756      $16,636
                          ========  ========   ========   ========   ========      =======
Portfolio turnover......     28.62%    38.16%     17.31%     24.64%     32.54%         --
                          ========  ========   ========   ========   ========      =======
Average Commission rate
 paid##.................  $  .0076  $  .0010        --         --         --           --
                          ========  ========   ========   ========   ========      =======

--------
*  Annualized.
+  Commencement of Operations.
++ Based on average shares outstanding during the period.
#  Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                        RISKS AND SPECIAL CONSIDERATIONS

  Distribution of shares of the Fund is limited to clients of the Merrill Lynch Consults(R) Service and of the Merrill Lynch Strategic Portfolio AdvisorSM Service, customized full service approaches to investment management. Pursuant to the Merrill Lynch Consults(R) Service, Merrill Lynch offers to assist clients in selecting and retaining, from a roster of managers, one or more professional portfolio managers who generally emphasize investment in United States securities. Merrill Lynch Strategic Portfolio AdvisorSM Service is a service designed by Merrill Lynch to provide business and individual clients with a comprehensive package of consulting, investment and account services. Each client of Merrill Lynch Consults(R) Service and Merrill Lynch Strategic Portfolio AdvisorSM Service is charged an annual fee based upon the value of such client's portfolio. The portion of a client's assets that is maintained in the Fund is not subject to such a fee; however, investors in the Fund incur various charges related to the Fund as described in this Prospectus. The Fund is intended to complement the Merrill Lynch Consults(R) Service and the Merrill Lynch Strategic Portfolio AdvisorSM Service, by permitting clients of the services to invest, by investing in shares of the Fund, in a diversified international portfolio of equity securities, other than U.S. equity securities. The Fund's investment objective is based on the investment philosophy that an internationally diversified portfolio may offer the possibility of a higher expected return than a portfolio comprised of securities from one securities market. Historically, the securities markets of many countries generally have moved relatively independently of one another due to different economic, financial, political and social factors. When markets that are moving in different directions are combined into a single portfolio, there is an offsetting effect that may reduce total portfolio volatility (i.e., risk) without reducing the total portfolio's expected rate of return over time. However, there can be no assurance that, over any time period, non-United States markets will provide higher investment returns, considering relative currency fluctuations, than investment in United States markets or that an internationally diversified portfolio will provide greater returns or lower volatility than a non-diversified portfolio that invests only in certain securities markets.

  Investments on an international basis involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund will invest heavily in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as United States investors are concerned. Currencies of certain foreign countries may be volatile and, therefore, may affect the value of securities denominated in such currencies. Changes in foreign currency exchange rates relative to the United States dollar will affect the United States dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets. The rate of exchange between the U.S. dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by the international balance of payments, the level of interest and inflation rates and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Also, it is anticipated that most of the securities held by the Fund will not be registered with the Securities and Exchange Commission nor will the issuers thereof be subject to the reporting requirements of such agency.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could affect investments in those countries. There may be less publicly available information about a foreign company than about a United States company, and foreign companies and companies in smaller, emerging capital markets in particular, may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller, emerging foreign capital markets. In addition, certain foreign investments may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets. See "Additional Information--Taxes."

  Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when assets of the Fund are temporarily uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counter party failures could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to a purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no provisions under certain foreign laws comparable to the insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.

  The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities since the expenses of the Fund, such as custodial costs, are higher. Transactions effected on behalf of the Fund by Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser") may be subject to Swiss transactional taxes. Certain foreign investments may be subject to foreign withholding taxes. Shareholders of the Fund do not have an exchange privilege with any other investment company.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek the highest total investment return that is consistent with prudent risk through investment in a diversified international portfolio of equity securities, other than United States equity securities. Total investment return is the aggregate of income from and capital value changes in the Fund's portfolio securities. The investment objective of the Fund described in this paragraph is a fundamental policy that may not be changed without the approval of the holders of a majority of the

Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.

  In pursuing the Fund's investment objective, its management will utilize a fully-managed investment strategy that permits the Fund to take a flexible approach and vary its policies as to geographic and industry diversification based upon its evaluation of international economic and market trends. This evaluation could include such factors as the condition and growth potential of various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political considerations.

  Under normal circumstances, the Fund will invest in issuers domiciled in at least three countries other than the United States. It is expected that more than 50% of the Fund's assets will be invested in equity securities of companies located in Western Europe and the Far East, although the Fund may invest in capital markets throughout the world (excluding the United States). For purposes of the Fund's objective, equity securities include securities convertible into equity securities and securities the values of which are indexed to the market values of equity securities or indices of equity securities. A United States closed-end investment company will be considered to be a non-United States investment if it, in turn, primarily invests in non-United States securities. The Fund may invest in foreign securities in the form of depositary receipts, including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs), or other securities convertible into securities of foreign issuers. The Fund reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents (in United States dollars or foreign currencies) and short-term securities, including money market securities. Transactions effected by the Fund may be subject to Swiss federal transactional taxes of 0.15%. The Investment Adviser believes that such transactional taxes will not materially affect the performance of the Fund.

  The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers," such as the Fund, under Rule 144A under that Act ("Rule 144A securities"). The Fund's Board of Trustees has determined to treat as liquid investments any foreign Rule 144A securities that can be freely traded in a meaningful foreign securities market, if the facts and circumstances support such determination. The Board has delegated to the Investment Adviser the daily functionings of determining and monitoring the liquidity of foreign Rule 144A securities, but retains oversight of and is ultimately responsible for such determinations.

  As part of the Merrill Lynch Consults(R) Service, Merrill Lynch may provide information to its clients regarding the possible change in risk posture of a client's domestic Merrill Lynch Consults(R) Service account due to an investment in the Fund. Risk classes are assigned to each domestic Merrill Lynch Consults(R) Service investment manager based upon an approximation of its 10 year standard deviation (which is used as a measure of volatility) as calculated by Merrill Lynch Consults(R) Service according to information provided by the manager. A risk class is assigned to the Fund based upon an approximation of the 10 year standard deviation of the Morgan Stanley Europe, Asia, Far East Index ("EAFE Index"), a market weighted, unmanaged index, as a general proxy for non-domestic equity investments. Any change in risk will be estimated only as it relates to the client's domestic Merrill Lynch Consults(R) Service account and the Fund shares held for that account and not for assets held in other domestic Merrill Lynch Consults(R) Service accounts or outside of the Merrill Lynch Consults(R) Service. The Fund, which commenced operations in 1992, does not allocate its assets proportionately to the weighting of the EAFE Index and may invest in countries that are not included in the EAFE Index. As a consequence, the Fund's performance may not correlate completely to the EAFE Index. Projections of risk posture based on a measurement of past performance of an investment manager or of an index may not accurately predict future risk posture or performance.

OTHER INVESTMENT PRACTICES

  Portfolio Strategies Involving Indexed and Inverse Securities, Options, Futures and Foreign Exchange Transactions. The Fund may use certain derivative instruments, including indexed and inverse securities, options and futures, and may purchase and sell foreign exchange. Transactions involving such instruments expose the Fund to certain risks. The Fund's use of these instruments and the associated risks are described in detail in the Appendix attached to this Prospectus.

  Portfolio Transactions. In executing portfolio transactions the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Such persons may serve as the Fund's broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., ("NASD") the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. The Fund's portfolio turnover rate for the fiscal year ended October 31, 1997 was 28.62%.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Under a repurchase agreement, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. If the bank or dealer were to default on its obligation under a repurchase agreement, the Fund could experience delays and incur costs or possible losses in connection with disposition of the collateral. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, together with all other illiquid securities. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements.

  Illiquid Securities. The Fund may not invest in securities that cannot be readily resold because of legal or contractual restrictions or that are otherwise not readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if at the time of acquisition more than 15% of its net assets would be invested in such securities. Securities that the Fund has the right to put to the issuer or a standby bank or broker and receive the principal amount of redemption price thereof less transaction costs, on no more than seven days' notice, or securities the Fund has the right to convert into readily marketable securities in which it could otherwise invest upon not less than seven days' notice, are not subject to this restriction. The Fund may purchase, without regard to the foregoing limitation, Rule 144A securities, provided that the Fund's Board of Trustees determines that such securities are liquid.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of any such loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

INVESTMENT RESTRICTIONS

  The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Among the more significant restrictions, the Fund may not:

    --Invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities.

    --Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

    --Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

  Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

  The Trustees of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

The Trustees are:

  Arthur Zeikel*--Chairman of Merrill Lynch Asset Management, L.P., ("MLAM") and its affiliate, Fund Asset Management, L.P. ("FAM"); Chairman and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.").

  James H. Bodurtha--Executive Vice President and Director, The China
     Business Group, Inc.

  Herbert I. London--John M. Olin Professor of Humanities, Gallatin Division of New York University.

  Robert R. Martin--Former Chairman, Kinnard Investments, Inc.

  Joseph L. May--Attorney in private practice.

  Andre F. Perold--Professor, Harvard Business School.
--------
* Interested person, as defined by the Investment Company Act, of the Fund.

INVESTMENT ADVISER

  The Fund's investment adviser is Merrill Lynch (Suisse) Investment Management S.A. The Investment Adviser, located at 18 Rue De Contamines, 1211 Geneva 3, Switzerland, is a subsidiary of Merrill Lynch Bank (Suisse), S.A. which is, in turn, an indirect subsidiary of ML & Co., a financial services holding company. Affiliates of the Investment Adviser serve as investment adviser or investment manager to over 140 registered investment companies with an aggregate of over $3.4 billion in assets as of December 31, 1997. As compensation for its services to the Fund, the Investment Adviser receives a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1997, the fee paid by the Fund to the Investment Adviser was $1,061,746 (based upon average net assets of approximately $141.6 million).

  FAM and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") have been retained as sub-advisers (the "Sub-Advisers") to the Fund. Pursuant to separate sub-advisory agreements with the Investment Adviser (the "Sub-Advisory Agreements"), the Sub-Advisers provide investment advisory services with respect to the management of the Fund's cash position. The Fund does not pay any incremental fee for this service. For the fiscal year ended October 31, 1997, the Investment Adviser did not pay any fees to MLAM U.K. and FAM for investment advisory services provided to the Fund. FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and MLAM U.K. is located at Ropemaker Place, 25 Ropemaker Street, London, England. FAM is a wholly owned subsidiary of ML & Co. ML & Co. and Princeton Services, Inc. are "controlling persons" of FAM as defined under the Investment Company Act because of their power to exercise a controlling influence over its management policies. MLAM U.K. is an indirect subsidiary of ML & Co.

  Christine Pinto is primarily responsible for the day-to-day management of the Fund's portfolio and has served in that capacity since 1996. She has served as a Portfolio Manager and Deputy Manager of Merrill Lynch Bank (Suisse) S.A. since 1993. From 1981 to 1983 she was a Senior Equity Marketing Specialist in the Consumer Markets Group. From 1983 to 1993, she was Senior Investment Strategist and First Vice President of the Global Research and Economics Group.

  The Fund pays certain expenses incurred in its operations, including, among other things, the investment advisory fees, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. For the fiscal year ended October 31, 1997, the ratio of total expenses to average net assets was 2.44%.

ADMINISTRATOR

  Princeton Administrators, LP (the "Administrator"), an indirect subsidiary of ML & Co., acts as the Fund's administrator under the terms of the administration agreement between the Administrator and the Fund (the "Administration Agreement"). The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining the books and records of the Fund, preparing reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares, and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to 0.25% of the Fund's average daily net assets. Also, accounting services are provided to the Fund by the Administrator and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis. For the fiscal year ended October 31, 1997, the total fee paid by the Fund to the Administrator was $353,915.

  The principal address of the Administrator is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

TRANSFER AGENCY SERVICES

  The Transfer Agent, which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per shareholder account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended October 31, 1997, the total fee paid by the Fund to the Transfer Agent was $32,850 pursuant to the Transfer Agency Agreement.

CODE OF ETHICS

  The Board of Trustees of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

  Shares of the Fund are offered continuously for sale to clients of the Merrill Lynch Consults(R) Service by Merrill Lynch Funds Distributor, Inc., an indirect subsidiary of ML & Co., and Merrill Lynch. The minimum initial purchase is $5,000, and the minimum subsequent purchase is $1,000. Shares of the Fund are offered to clients of Merrill Lynch Strategic Portfolio AdvisorSM Service on the same terms as offered to clients of Merrill Lynch Consults(R) Service. Merrill Lynch Strategic Portfolio AdvisorSM Service is a service designed by Merrill Lynch to provide business and individual clients with a comprehensive package of consulting, investment and account services.

  The Fund offers its shares at a public offering price equal to the next determined net asset value per share. As to purchase orders received by securities dealers, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m., New York time), on the day the orders are placed with the Distributor, provided the orders are received by the Distributor prior to 12:00 p.m., New York time, on that day. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. If the purchase orders are not received by the Distributor prior to 12:00 p.m., New York time, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers.

Such fee is presently waived for clients of the Merrill Lynch Consults(R) Service and of the Merrill Lynch Strategic Portfolio AdvisorSM Service.

DISTRIBUTION PLAN

  Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act (the "Distribution Plan"), the Fund pays the Distributor ongoing distribution and account maintenance fees, which are accrued daily and paid monthly, at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Pursuant to a sub-agreement with the Distributor, Merrill Lynch also provides account maintenance activities and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and Merrill Lynch for providing account maintenance activities to the Fund's shareholders. The ongoing distribution fee compensates the Distributor and Merrill Lynch for providing shareholder and distribution services and bearing distribution-related expenses of the Fund, including payments to financial consultants for selling shares of the Fund. For the fiscal year ended October 31, 1997, the Fund paid the Distributor $1,415,661 pursuant to the Distribution Plan, of which $1,061,746 was paid to Merrill Lynch for providing distribution-related services and $353,915 was paid to Merrill Lynch for providing account maintenance activities to the Fund.

  The payments made under the Distribution Plan are based upon a percentage of average daily net assets regardless of the amount of expenses incurred and, accordingly, distribution-related revenues may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Distribution Plan. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the distribution fees and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the distribution fees and the expenses consist of financial consultant compensation. As of December 31, 1996, the last date at which such fully allocated accrual data is available, the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch since the Fund commenced operations on September 14, 1992 exceeded expenses for such period by approximately $1,493,000 (0.91% of net assets at that date). As of October 31, 1997, direct cash revenues for the period since commencement of operations exceeded direct cash expenses by approximately $5,540,000 (5.13% of net assets at that date).

  The Fund has no obligation with respect to distribution-related expenses incurred by the Distributor and Merrill Lynch and there is no assurance that the Board of Trustees of the Fund will approve the continuance of the Distribution Plan from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plan. In their review of the Distribution Plan, the Trustees will not be asked to take into consideration expenses incurred in connection with the distribution of shares of other funds for which the Distributor acts as distributor.

  The maximum sales charge rule in the NASD Conduct Rules imposes a limitation on certain asset-based sales charges such as the distribution fee but not the account maintenance fee. As applicable to the Fund, the maximum sales charge rule limits the aggregate distribution fee payments payable by the Fund to (1) 6 1/4%
of the eligible gross sales of shares of the Fund (defined to exclude shares issued pursuant to dividend reinvestments) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from payment of the distribution fee). To the extent payments would exceed the maximum permitted by the NASD, the Fund will not make further payments of the distribution fee; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


                    REPURCHASE AND REDEMPTION OF SHARES

  The Fund is required to redeem for cash all full and fractional shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REPURCHASE

  The Fund will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time), on the day received and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE, on the same day.

  Dealers have the responsibility to submit such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), in order to obtain that day's closing price. The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund. Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Such fee is presently waived for clients of the Merrill Lynch Consults(R) Service and of Merrill Lynch Strategic Portfolio AdvisorSM Service. Repurchases made directly through the Fund's Transfer Agent are not subject to a processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth below.

REDEMPTION

  A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida

32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signatures on the notice must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. "Eligible guarantor institution(s)" include certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally this delay will not exceed 10 days.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch.

  Investment Account. Distribution of shares of the Fund (other than reinvestment of dividends and capital gains distributions of the Fund) is limited to current clients of the Merrill Lynch Consults(R) Service and of Merrill Lynch Strategic Portfolio AdvisorSM Service. If a client terminates the Merrill Lynch Consults(R) Service or the Merrill Lynch Strategic Portfolio AdvisorSM Service, the client's shares may be retained in the client's Merrill Lynch brokerage account, subject to the consent of Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened, automatically, without charge at the Transfer Agent. Shareholders interested in transferring their shares from Merrill Lynch to another brokerage firm may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that the shareholder be issued certificates for his shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Distribution of shares of the Fund (other than reinvestment of dividends and capital gains distributions of the Fund) is limited to current clients of the Merrill Lynch Consults(R) Service and of Merrill Lynch Strategic Portfolio AdvisorSM Service. If a client terminates the Merrill Lynch Consults(R) Service or the Merrill Lynch Strategic Portfolio AdvisorSM Service, the client's shares may be retained in the client's Merrill Lynch brokerage account, subject to the consent of Merrill Lynch.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Automatic Reinvestment of Dividends and Capital Gains Distributions. Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders should contact the Merrill Lynch Consults(R) Service or the Merrill Lynch Strategic Portfolio AdvisorSM Service or their financial consultant or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent if they wish to elect to receive their dividends or capital gains distributions in cash, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

  Merrill Lynch Asset Information and Measurement(R) Service. Clients of the Merrill Lynch Consults(R) Service and the Merrill Lynch Strategic Portfolio Advisor SM Service are currently provided, without incremental charge, the Merrill Lynch Asset Information and Measurement(R) Service ("AIM(R)"). AIM(R) currently provides, through quarterly reports, the ability to monitor and evaluate performance of a Merrill Lynch Consults(R) Service or Merrill Lynch Strategic Portfolio AdvisorSM Service account, including any shares of the Fund held in the account, and analyzes the risk taken to achieve the return. Shares of the Fund must be held in the account for a full quarterly period to be subject to such evaluation.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

  The Fund may also quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return. Actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Europe, Australia, Far East Index or performance data published by Lipper Analytical Services, Inc., Money Magazine, U.S. News & World Report, Business Week, Morningstar Publications, Inc., CDA Investment Technology, Inc., Ibbotson Associates, Forbes Magazine, Fortune Magazine or other industry publications. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Additional Information--Determination of Net Asset Value." See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments.

  Certain gains or losses attributable to foreign currency gains or losses from certain forward contracts may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year (a) the Fund would not be able to make any ordinary dividend distributions and (b) distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's tax basis in his Fund shares for Federal income tax purposes. See "Additional Information-- Taxes."

TAXES

  The Fund has qualified and intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the

"Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time a shareholder has owned Fund shares. Recent legislation created additional categories of capital gains taxable at different rates. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.

  Dividends and distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any dividends or capital gains distributions, and the categories of any capital gain distributions. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record in such a month, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

  Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Investment income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Certain shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund generally will be required to include their proportionate share of such taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the shareholders and the Fund satisfying certain minimum stock ownership holding periods, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. Foreign tax credits cannot be claimed by certain retirement accounts. A shareholder that is a non-resident alien individual or a foreign entity may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Fund may invest in equity securities of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for United States Federal income tax purposes. The Fund may be subject to United States Federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gains from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income which will be treated as ordinary income in a particular year in excess of the distributions received from such PFICs.

  Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section
988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Fund shares.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

  Dividends and capital gains distributions and gains on the sale or exchange of shares in the Fund may also be subject to state and local taxes.

  Shareholders are urged to consult their tax advisers as to whether any portion of the dividends they receive from the Fund is exempt from state income tax and as to any other specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

  Net asset value per share is determined once daily 15 minutes after the close of business on the NYSE (generally 4:00 p.m., New York time) on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser and the Administrator and the account maintenance fee and distribution fee payable to the Distributor, are accrued daily.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the over the counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or in the case of options traded in the OTC market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

ORGANIZATION OF THE FUND

  The Fund is an unincorporated business trust organized on June 26, 1992 under the laws of Massachusetts. It is a diversified, open-end management investment company. The Trustees are authorized to issue an unlimited number of full and fractional shares of beneficial interest of $.10 par value of different classes. Shareholder approval is not required for the authorization of additional classes of shares of the Fund. The Fund has received an order from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of shares.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Trustees; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Trustees are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Shareholders may cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees at the request of 10% of the outstanding shares of the Fund. A Trustee may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Trustees.

  The Declaration of Trust of the Fund contemplates that the Fund may be terminated, solely upon a vote of the Board of Trustees of the Fund and without a vote of shareholders, within five years after it commences operations if the Fund does not have net assets in excess of $100 million. Shareholders should be aware that their investment in the Fund may be liquidated in such event. Among other consequences, this could result in a taxable event for shareholders.

  The Declaration of Trust establishing the Fund dated June 26, 1992 and amended July 31, 1992, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and provides that the name "Merrill Lynch Consults International Portfolio" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has.

  If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                           Merrill Lynch Financial Data Services, Inc.
                           P.O. Box 45289
                           Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                                                                        APPENDIX

         PORTFOLIO STRATEGIES INVOLVING INDEXED AND INVERSE SECURITIES,
               OPTIONS, FUTURES AND FOREIGN EXCHANGE TRANSACTIONS

  The Fund is authorized to use certain derivative instruments, including indexed and inverse securities, options and futures and to purchase and sell foreign exchange, as described below. Such instruments, which may be regarded as derivatives, are referred to collectively herein as "Strategic Instruments."

 Indexed and Inverse Securities

  The Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). In particular, the Fund may invest in securities the values of which are indexed to the market values of equity securities, indices of equity securities, currencies or currency units. As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of an equity securities index or a basket of equity securities or based on the relative changes of two equity securities indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index. For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully retain principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

  Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed securities may provide portfolio management flexibility that permits the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

 Options on Securities and Securities Indices

  Purchasing Options. For hedging purposes the Fund is authorized to purchase put options on securities held in its portfolio or on securities indices, the performance of which is substantially correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium"), the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

  For hedging purposes, the Fund is also authorized to purchase call options on securities indices, the performance of which substantially correlates with the performance of the types of securities it intends to purchase. When the Fund purchases a call option on a securities index, in consideration for the option premium the Fund acquires a right to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date. The purchase of a call option on an index may protect the Fund from the risks associated with attempting to identify specific securities in which to invest in a market the Fund believes to be attractive (an "anticipatory hedge").

  The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

  Writing Options. The Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or on securities indices, the performance of which is substantially correlated to securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options on securities to earn income, through the receipt of option premiums. The Fund may write call options on securities for hedging purposes. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

  The Fund may also write put options on securities indices for hedging purposes. When the Fund writes a put option on a securities index, in return for an option premium the Fund agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the securities index has not declined below the specified level on or before the expiration date, the Fund will profit by the amount of the option premium. However, by writing a put option on the index, the Fund will be obligated to make a cash payment reflecting any decline in the index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying index falls below the specified price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a securities index only if the Fund is writing the put in connection with trading strategies involving combinations of options (for example the sale and purchase of options with identical expiration dates on the same index but different exercise prices--a technique called a "spread").

  The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

  Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures and Currency Instruments" below.

A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument that is immediately exercisable for, or convertible into, such security.

  Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

 Futures

  The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

  The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

  The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

  The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

 Foreign Exchange Transactions

  The Fund may engage in spot and forward foreign exchange transactions, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against possible variations in foreign exchange rates. Such transactions may be affected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future.

  The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above.

  The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

  The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, that are denominated in such currency.

  Risk Factors in Hedging Foreign Currency Risks. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that

(i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or
(ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

 Risk Factors in Options, Futures and Currency Instruments

  Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

  The Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

  Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses that exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

 Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments

  Certain Strategic Instruments traded in OTC markets, including indexed securities and OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

  The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the securities underlying OTC call options currently outstanding that have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceed 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund that are deemed to be illiquid or are otherwise not readily marketable.

  Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

 Additional Limitations on the Use of Strategic Instruments

  The Fund may not use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

                                    ADVISER

               Merrill Lynch (Suisse) Investment Management S.A.
                              18 Rue De Contamines
                           1211 Geneva 3, Switzerland

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08536-9081

                                 ADMINISTRATOR

                          Princeton Administrators, LP
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08536-9011

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East

                     Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289

                     Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                               Ernst & Young LLP
                              202 Carnegie Center
                        Princeton, New Jersey 08543-5321

                                    COUNSEL

                   Shereff, Friedman, Hoffman & Goodman, LLP
                                919 Third Avenue
                            New York, New York 10022

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAV-ING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER, THE ADMINISTRATOR OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Financial Highlights.......................................................   3
Risks and Special Considerations...........................................   4
Investment Objective and Policies..........................................   5
 Other Investment Practices................................................   7
 Investment Restrictions...................................................   8
Management of the Fund.....................................................   9
 Board of Trustees.........................................................   9
 Investment Adviser........................................................   9
 Administrator.............................................................  10
 Transfer Agency Services..................................................  10
 Code of Ethics............................................................  11
Purchase of Shares.........................................................  11
 Distribution Plan.........................................................  12
Repurchase and Redemption of Shares........................................  13
 Repurchase................................................................  13
 Redemption................................................................  13
Shareholder Services.......................................................  14
Performance Data...........................................................  15
Additional Information.....................................................  16
 Dividends and Distributions...............................................  16
 Taxes.....................................................................  16
 Determination of Net Asset Value..........................................  19
 Organization of the Fund..................................................  19
 Shareholder Reports.......................................................  20
 Shareholder Inquiries.....................................................  20
Appendix--Options, Futures and Foreign Exchange Transactions...............  21

                                                          Code # 16458-0198



PROSPECTUS


[GRAPHIC]


=========================
MERRILL LYNCH
CONSULTS
INTERNATIONAL
PORTFOLIO


Investment Adviser:
Merrill Lynch (Suisse) Investment Management S.A.

January 29, 1998

Distributor:
Merrill Lynch
Funds Distributor, Inc.


This Prospectus should be
retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION


                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Consults International Portfolio, a Massachusetts business trust (the "Fund"), is a diversified, open-end management investment company that seeks the highest total investment return that is consistent with prudent risk through investment in a diversified international portfolio of equity securities, other than United States securities. Total investment return is the aggregate of income and capital value changes. Distribution of shares of the Fund is limited to current clients of the Merrill Lynch Consults(R) Service and of the Merrill Lynch Strategic Portfolio AdvisorSM Service. The Fund is designed for Merrill Lynch Consults(R) Service and Merrill Lynch Strategic Portfolio AdvisorSM Service clients who seek to internationally diversify a portion of their investment portfolio.

  The Fund offers shares that may be purchased at a price equal to the next determined net asset value per share. Shares of the Fund are not subject to any sales charge, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets and an ongoing distribution fee at an annual rate of 0.75% of average daily net assets.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January 29, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or writing the Fund at the above listed telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

    MERRILL LYNCH (SUISSE) INVESTMENT MANAGEMENT S.A. -- INVESTMENT ADVISER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

 The date of this Statement of Additional Information is January 29, 1998.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek the highest total investment return that is consistent with prudent risk through investment in a diversified international portfolio of equity securities, other than United States securities. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Fund's portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility may be reduced when the various markets are combined into a single portfolio. Of course, any effects of movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

  While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser") will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, including changes in asset allocation under certain market conditions, the Fund's portfolio turnover may be higher than that of other investment companies. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

  The Fund may invest in the securities of foreign issuers in the form of depositary receipts, including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

HEDGING TECHNIQUES

  Reference is made to the Appendix to the Prospectus for information with respect to various portfolio strategies involving indexed and inverse securities, options, futures and foreign exchange transactions. The Fund may seek to hedge its portfolio against movements in the equity markets and exchange rates between currencies through the use of options and futures transactions and forward foreign exchange transactions. Although certain risks are involved in options and futures transactions (as discussed in the Appendix to the Prospectus and below), the Investment Adviser believes that, because the Fund will engage in these transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of option and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to portfolio strategies the Fund may utilize involving options and futures.

  Options on Securities and Securities Indices. The Fund may write (i.e., sell) covered call options on the equity securities held in its portfolio or on securities indices, the performance of which is substantially correlated with the securities held in the Fund's portfolio. In addition, the Fund may write put options on securities indices. These transactions are described more fully in the Appendix to the Prospectus. The following is further information regarding covered call options.

  The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

  The Fund may also purchase put options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. The Fund may also purchase call options on securities indices. These transactions are described more fully in the Appendix to the Prospectus.

  Futures. As described in the Appendix to the Prospectus, the Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency, or securities or interest rate index) purchased or sold for hedging purposes. See the Appendix to the Prospectus. Set forth is further information concerning futures transactions.

  A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally less than 10% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contracts fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  The Fund has received an order from the Securities and Exchange Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Securities and Exchange Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

  Foreign Exchange Transactions. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate in an amount generally less than 1/10 of 1% due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of various countries and the dollar as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser of the Fund. The Fund will not enter into a forward contract with a term of more than one year.

  As discussed in the Appendix to the Prospectus, the Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

  The United States government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by United States investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in United States securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in United States dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

  Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currency that is the subject of the hedge. If the price of the futures contract moves more or less than the price of the currency, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the currency that is the subject of the hedge.

  Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract held by the Fund at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only over-the-counter options for which management believes the Fund can receive on each business day a bid or offer. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

INVESTMENT RESTRICTIONS

  In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). The Fund may not:

    1. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

    2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

    3. Purchase or sell real estate (including real estate limited partnerships), except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

    4. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin.

    5. Make short sales of securities or maintain a short position in securities. This restriction does not apply to hedging transactions or positions.

    6. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts or other securities shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities as set forth in (7) below.

    7. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value, provided that such loans may be made only in accordance with the guidelines set forth below.

    8. Issue senior securities, borrow money or pledge its assets in excess of 20% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.

    9. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are otherwise not readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if at the time of acquisition more than 15% of its net assets would be invested in such securities. Securities which the Fund has the right to put to the issuer or a stand-by bank or broker and receive the principal amount of redemption price thereof less transaction costs, on no more than seven days' notice or when the Fund has the right to convert such securities into a readily marketable security in which it could otherwise invest upon not less than seven days' notice, are not subject to this restriction. The Fund may purchase, without regard to the foregoing limitation, securities which are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers," as defined under Rule 144A under the Securities Act ("Rule 144A securities"), provided that the Fund's Board of Trustees determines that such securities are liquid.

    10. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter in selling portfolio securities.

    11. Purchase or sell interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

  An additional investment restriction adopted by the Fund, which may be changed by the Board of Trustees without the approval of shareholders, provides that the Fund may not:

    Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest or such currencies and the United States dollar and purchase and sell stock index and currency options and warrants, stock index futures, financial futures and currency futures contracts and related options on such futures.

  Subject to investment restriction (7) above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the United States government that will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Such cash will be invested in short-term securities, which will increase the current income of the Fund. Such loans will not be for more than 30 days and will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

  Because of the affiliation of the Investment Adviser with the Fund, the Fund is prohibited from engaging in certain transactions involving the firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with the Investment Adviser or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act, in which such firm or any of its affiliates participate as an underwriter or dealer.

  The investment restrictions set forth in the Prospectus contain an exception that permits the Fund to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed and, accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Trustees and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Trustee (1)(2)--Chairman of Merrill Lynch Asset Management, L.P., doing business as Merrill Lynch Asset Management ("MLAM") (which term as used herein includes its corporate predecessors) and Fund Asset Management ("FAM") (which term as used herein includes its corporate predecessors), since 1997; President of MLAM and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997; Director of Princeton Services since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

  James H. Bodurtha (53)--Trustee (2)--36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (58)--Trustee (2)--New York University--Gallatin Division, 113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1973; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Trustee, Hudson Institute since 1980 and President in 1997; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1953 to 1973; Limited Partner, Hypertech, L.P. in 1996.

  Robert R. Martin (70)--Trustee (2)--513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries, Inc. in 1994; Trustee, Northland College since 1992.

  Joseph L. May (68)--Trustee (2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Company from 1972 to 1989.

  Andre F. Perold (45)--Trustee (2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991, and TIBCO from 1994 to 1996.

  Terry K. Glenn (57)--Executive Vice President (1)(2)--Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Donald C. Burke (37)--Vice President (1)(2)--First Vice President of MLAM since 1997; VP of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Christine L. Pinto (38)--Vice President and Portfolio Manager (1)--Portfolio Manager and Deputy Manager of Merrill Lynch Bank (Suisse) S.A. since 1993; Senior Investment Strategist and First Vice President of the Global Research and Economics Group, from 1983 to 1993.

  Gerald M. Richard (48)--Treasurer (1)(2)--Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981; Treasurer of the Distributor since 1984.

  Lawrence A. Rogers (50)--Secretary (1)(2) Director (Legal Advisory) of MLAM since 1997; Attorney in private practice prior thereto.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of other investment companies for which MLAM or FAM acts as Investment Adviser.

  As of December 31, 1997, the officers and Trustees of the Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

  The Fund pays each Trustee not affiliated with the Investment Adviser (each a "non-affiliated Trustee") a fee of $2,500 per year plus $250 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit Committee, which consists of all of the non-affiliated Trustees, $500 per year plus $125 for each meeting attended. For the fiscal year ended October 31, 1997, fees and expenses paid to the non-affiliated Trustees aggregated $21,679.

COMPENSATION OF TRUSTEES

  The following table sets forth, for the fiscal year ended October 31, 1997, compensation paid by the Fund to the non-affiliated Trustees, and, for the calendar year ended December 31, 1997, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds") to the non-affiliated Trustees.

                                                         TOTAL
                                                      COMPENSATION
                                    PENSION OR       FROM FUND AND
                    AGGREGATE   RETIREMENT BENEFITS FAM/MLAM ADVISED
    NAME OF        COMPENSATION ACCRUED AS PART OF   FUNDS PAID TO
    TRUSTEE         FROM FUND      FUND EXPENSES      TRUSTEES(1)
    -------        ------------ ------------------- ----------------
James H. Bodurtha     4,500            None             148,500
Herbert I. London     4,500            None             148,500
Robert R. Martin      4,500            None             148,500
Joseph L. May         4,500            None             148,500
Andre F. Perold       4,500            None             148,500

--------
(1) The Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).

INVESTMENT ADVISER

  Reference is made to "Management of the Fund--Investment Adviser" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser or an affiliate for the Fund or other funds for which it may act as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into an investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"). As discussed in the Prospectus, the Investment Adviser receives for its services to the Fund under the Investment Advisory Agreement monthly compensation at the annual rate of 0.75% of average daily net assets of the Fund. For the fiscal years ended October 31, 1995, 1996 and 1997, the total management fees paid by the Fund to the Investment Adviser were $1,644,757, $1,525,916 and $1,061,746, respectively.

  FAM and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") have been retained as sub-advisers (the "Sub-Advisers") to the Fund. Pursuant to separate sub-advisory agreements with the Investment Adviser (each, a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements"), the Sub-Advisers provide investment advisory services to the Fund with respect to the management of the Fund's cash position. For the fiscal years ended October 31, 1995, 1996 and 1997, the Investment Adviser did not pay any fees to MLAM U.K. and FAM for investment advisory services provided to the Fund. FAM is located at 800 Scudders Mill Road, Plainsboro, N.J. 08536. MLAM U.K. is located at Ropemaker Place, 25 Ropemaker Street, London, England. FAM is a wholly owned subsidiary of ML & Co., a financial services holding company. ML & Co. and Princeton Services, Inc. are "controlling persons" of FAM as defined under the Investment Company Act because of their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services to the Fund and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of the Investment Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, share certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Fund's underwriters), charges of the custodian, any sub-custodian and transfer agent, fees of Princeton Administrators, L.P. (the "Administrator"), expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. As required by the Fund's distribution agreement, its underwriters will pay certain of the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. See "Purchase of Shares."

  Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement and each Sub-Advisory Agreement will remain in effect for two years from the date of its adoption. Thereafter, each such agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement also provides that it will terminate in the event of its assignment or upon the termination of the Investment Advisory Agreement, and further provides that such agreement may be terminated on 60 days' written notice by the Investment Adviser, the respective Sub-Adviser or by vote of the majority of the outstanding voting securities of the Fund.

                               PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of shares of the Fund (the "shares").

  The Fund has entered into a distribution agreement with Merrill Lynch Funds Distributor, Inc. (the "Distributor") in connection with the continuous offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described under "Management of the Fund--Advisory and Management Arrangements."

DISTRIBUTION PLAN

  Reference is made to "Purchase of Shares--Distribution Plan" in the Prospectus for certain information with respect to the distribution plan of the Fund (the "Distribution Plan").

  The payment of the distribution fee and account maintenance fee is subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, the Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and distribution fees paid to the Distributor. In their consideration of the Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its shareholders. The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Fund. The Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without shareholder approval, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place. Pursuant to the Distribution Plan, the Fund pays the Distributor ongoing distribution and account maintenance fees, which are accrued daily and paid monthly, at the annual rates of .75% and .25%, respectively, of the average daily net assets of the Fund. For the fiscal year ended October 31, 1997, the Fund paid the Distributor $1,415,661 pursuant to the Distribution Plan, of which $353,915 was paid to Merrill Lynch for providing account maintenance activities and $1,061,746 was paid to Merrill Lynch for providing distribution-related services to the Fund. For the fiscal year ended October 31, 1996, the Fund paid the Distributor $2,034,555 pursuant to the Distribution Plan, of which $508,639 was paid to Merrill Lynch for providing account maintenance activities and $1,525,916 was paid to Merrill Lynch for providing distribution-related services to the Fund. For the fiscal year ended October 31, 1995, the Fund paid the Distributor $2,193,008 pursuant to the Distribution Plan, of which $548,251 was paid to Merrill Lynch for providing account maintenance activities and $1,644,757 was paid to Merrill Lynch for providing distribution-related services to the Fund.

  The maximum sales charge rule in the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules imposes a limitation on certain asset-based sales charges such as the distribution fee but not the account maintenance fee. As applicable to the Fund, the maximum sales charge rule limits the aggregate distribution fee payments payable by the Fund to (1) 6 1/4% of the eligible gross sales of shares of the Fund (defined to exclude shares issued pursuant to dividend reinvestments) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from payment of the distribution fee). To the extent payments would exceed the maximum permitted by the NASD, the Fund will not make further payments of the distribution fee; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of October 31, 1997 with respect to the shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for the period September 14, 1992
(commencement of operations of the Fund) to October 31, 1997.

                  DATA CALCULATED AS OF OCTOBER 31, 1997
                                (IN THOUSANDS)

                                                                                             ANNUAL
                                  ALLOWABLE  ALLOWABLE             AMOUNTS                DISTRIBUTION
                         ELIGIBLE AGGREGATE INTEREST ON MAXIMUM   PREVIOUSLY   AGGREGATE FEE AT CURRENT
                          GROSS     SALES     UNPAID    AMOUNT     PAID TO      UNPAID     NET ASSET
                         SALES(1)  CHARGES  BALANCE(2)  PAYABLE DISTRIBUTOR(3)  BALANCE     LEVEL(4)
                         -------- --------- ----------- ------- -------------- --------- --------------
Under NASD Rule
 As Adopted............. $376,548  $23,534    $7,207    $30,741     $6,403      $24,338       $810

--------
(1) Purchase price of all eligible shares sold since September 14, 1992 (commencement of operations of the Fund) other than shares acquired through dividend reinvestment.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in the Wall Street Journal, plus 1%, as permitted under the NASD Rule.
(3) Consists of distribution fee payments and accruals.
(4) Provided to illustrate the extent to which the current level of distribution fee payments is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of the brokerage. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

  Foreign equity securities may be held by the Fund in the form of depositary receipts, including ADRs or EDRs, or GDRs, or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in over-the-counter ("OTC") markets in the United States or Europe or other countries, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

  The Fund may invest in securities traded in the OTC markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies--Investment Restrictions."

  The Board of Trustees will consider the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. The Board will reconsider this matter from time to time.

  Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, Merrill Lynch may execute transactions for the Fund on the floor of any national securities exchange provided that prior authorization of such transactions is obtained and Merrill Lynch furnishes a statement to the Fund at least annually setting forth the compensation it has received in connection with such transactions.

  For the fiscal year ended October 31, 1997, the Fund paid total brokerage commissions of $477,435, of which $59,811 or approximately 12.5% was paid to Merrill Lynch for effecting transactions involving 14.1% of the aggregate amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1996, the Fund paid total brokerage of $528,752, of which $107,010, or approximately 20.2%, was paid to Merrill Lynch for effecting transactions involving 20.1% of the aggregate amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1995, the Fund paid total brokerage of $471,006, of which $72,382, or approximately 15.4%, was paid to Merrill Lynch for effecting transactions involving 15.1% of the aggregate amount of transactions in which the Fund paid brokerage commissions.

  Portfolio Turnover. The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when, in the opinion of the Investment Adviser, investment considerations warrant such action. As a result, the Fund's portfolio turnover rate may vary greatly from year to year or during periods within a year. Also, the use of covered call options at times when the underlying securities are appreciating in value may result in higher portfolio turnover than would otherwise be the case. The Fund pays brokerage commissions in connection with writing call options and effecting closing purchase transactions, as well as in connection with purchases and sales of portfolio securities. A high rate of portfolio turnover would result in correspondingly greater brokerage commission expenses. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of Government securities and of all other securities, including options, whose maturity or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the fiscal year. For the fiscal years ended October 31, 1997 and 1996 the rates of portfolio turnover were 28.62% and 38.16%, respectively.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m., New York time) on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser and to the Administrator and the account maintenance fee and distribution fee payable to the Distributor, are accrued daily.

  Portfolio securities, including depositary receipts, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded on the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Trustees.


  Generally, trading in foreign securities, United States government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services, described below, that are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to United States investors.

INVESTMENT ACCOUNT

  Distribution of shares of the Fund (other than reinvestment of dividends and capital gains distributions of the Fund) is limited to current clients of the Merrill Lynch Consults(R) Service and of the Merrill Lynch Strategic Portfolio AdvisorSM Service. Shareholders will receive statements of dividends and capital gains distributions.

  If a client terminates the Merrill Lynch Consults(R) Service or the Merrill Lynch Strategic Portfolio AdvisorSM Service, the client's shares may be retained in the client's Merrill Lynch brokerage account, subject to the consent of Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened, automatically, without charge, at the Transfer Agent. Shareholders interested in transferring their shares from Merrill Lynch may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders should contact the Merrill Lynch Consults(R) Service or the Merrill Lynch Strategic Portfolio AdvisorSM Service or their financial consultant, or the Transfer Agent by telephone (1-800-MER-FUND) or by written notification if they wish to elect to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

MERRILL LYNCH ASSET INFORMATION AND MEASUREMENT(R) SERVICE

  Clients of the Merrill Lynch Consults(R) Service and of the Merrill Lynch Strategic Portfolio AdvisorSM Service are currently provided, without incremental charge, the Merrill Lynch Asset Information and Measurement(R) Service ("AIM(R)"). AIM(R) currently provides, through quarterly reports, the ability to monitor and evaluate performance of their Merrill Lynch Consults(R) Service or Merrill Lynch Strategic Portfolio AdvisorSM Service account, including shares of the Fund held in the account, and analyzes the risk taken to achieve the return. Shares of the Fund must be held in the account for a full quarterly period to be subject to such evaluation.

                                     TAXES

  The Fund has qualified and intends to remain qualified for and elect the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income even though reinvested in Fund shares. Distributions made from the Fund's net realized capital gains are taxable to a shareholder as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares, and even though reinvested in Fund shares. A capital gains distribution with respect to shares held for six months or less, however, will cause any loss on a subsequent sale or exchange of such shares to be treated as long-term capital loss to the extent of such long-term capital gains distribution.

  Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any dividends or capital gains distributions, and also designating the amounts of various categories of capital gain income in capital gain dividends. It is not expected that any portion of the dividends paid by the Fund will be eligible for the corporate dividends received deduction. If the Fund pays a dividend that was declared in the previous October, November or December to shareholders of record in such a month, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

  Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Investment income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Certain shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund generally will be required to include their proportionate share of such taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain restrictions and the shareholders and the Fund satisfying certain minimum stock ownership holding periods, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. Foreign tax credits cannot be claimed by certain retirement accounts. A shareholder that is a nonresident alien individual or a foreign entity may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any capital loss will be treated as long-term capital loss if the shares were held for more than one year.

  When you sell shares in the Fund, you may realize a gain or loss. Generally, any loss realized on a sale of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Fund may invest in equity securities of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for United States Federal income tax purposes. The Fund may be subject to United States Federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income (treated as ordinary income) in a particular year in excess of the distributions received from such PFICs.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, an amount equal to at least 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund may write, purchase or sell options, futures or forward foreign exchange contracts. Unless the Fund is eligible to make and makes a special election, such options, futures or forward foreign exchange contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each option, futures or forward foreign exchange contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in options, futures or forward foreign exchange contracts will be 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options, futures or forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in forward foreign exchange contracts. Similarly, Code Section 1091, which deals with "wash sales," may cause the Fund to postpone recognition of certain losses for tax purposes; Code Section 1258, which deals with "conversion transactions," may apply to recharacterize certain capital gains as ordinary income for tax purposes and Code Section 1259, which deals with "Constructive Sales" of appreciated financial positions (e.g. stock), may treat the Fund as having recognized income before the time that such income is economically recognized by the Fund.

SPECIAL RULES FOR OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from forward contracts will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Fund shares.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

  Dividends and capital gains distributions and gains on the sale or exchange of shares of the Fund may also be subject to state and local taxes.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) any maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding any maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth is total return information for shares of the Fund for the period indicated.

                                                               REDEEMABLE VALUE
                                                                     OF A
                                                                 HYPOTHETICAL
                                              EXPRESSED AS A        $1,000
                                             PERCENTAGE BASED   INVESTMENT AT
                                             ON A HYPOTHETICAL    THE END OF
  PERIOD                                     $1,000 INVESTMENT    THE PERIOD
  ------                                     ----------------- ----------------
                                                AVERAGE ANNUAL TOTAL RETURN
One Year Ended October 31, 1997.............        9.26 %        $1,092.60
Inception (September 14, 1992) to October
 31, 1997...................................        7.74 %        $1,465.90
FOR YEAR ENDED OCTOBER 31,
--------------------------                          ANNUAL TOTAL RETURN
1997........................................        9.26 %        $1,092.60
1996........................................        5.93 %        $1,059.30
1995........................................       (1.68)%        $  983.20
1994........................................        9.74 %        $1,097.40
1993........................................       22.29 %        $1,222.90
Inception (September 14, 1992) to October
 31, 1992...................................       (4.00)%        $  960.00
                                                   AGGREGATE TOTAL RETURN
Inception (September 14, 1992) to October
 31, 1997...................................       46.59 %        $1,465.90

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund is an unincorporated business trust organized on June 26, 1992 under the laws of Massachusetts. It is a diversified, open-end management investment company. The Trustees are authorized to issue an unlimited number of full and fractional shares of beneficial interest of $.10 par value of different classes. Shareholder approval is not required for the authorization of additional classes of shares of the Trust. The Trust has received an order from the Commission permitting the issuance and sale of two classes of shares.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Trustees; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Trustees are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Share certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees at the request of 10% of the outstanding shares of the Fund. A Trustee may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Trustees.

  The Declaration of Trust of the Fund contemplates that the Fund may be terminated, solely upon a vote of the Board of Trustees of the Fund, and without a vote of shareholders, within five years after it commences operations if the Fund does not have net assets in excess of $100 million. Shareholders should be aware that their investment in the Fund may be liquidated in such event. Among other consequences, this could result in a taxable event for shareholders.

  The Declaration of Trust establishing the Fund, dated June 26, 1992 and amended on July 31, 1992, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Consults International Portfolio" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for shares of the Fund, based on the value of the Fund's net assets as of October 31, 1997, is calculated as follows:

   Net Assets..................................................... $107,950,567
                                                                   ============
   Number of Shares Outstanding...................................    8,727,544
                                                                   ============
   Net Asset Value Per Share (net assets divided by number of
    shares outstanding)........................................... $      12.37
   Sales Charge...................................................         none
                                                                   ------------
   Offering Price................................................. $      12.37
                                                                   ============

INDEPENDENT AUDITORS

  Ernst & Young LLP, 202 Carnegie Center, Princeton, New Jersey 08543-5321, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

ADMINISTRATOR

  Princeton Administrators, LP, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, acts as the Fund's administrator. See "Management of the Fund-- Administrator" in the Prospectus.

LEGAL COUNSEL

  Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.

  After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on January 1, 1998.

                               ----------------

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees,

Merrill Lynch Consults International Portfolio

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Consults International Portfolio, including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Consults International Portfolio at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP

Princeton, New Jersey

December 5, 1997

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Merrill Lynch Consults International Portfolio, October 31, 1997

SCHEDULE OF INVESTMENTS                                          (in US dollars)

LATIN                            Shares Held/                                                                  Value      Percent of
AMERICA     Industries           Face Amount                    Investments                      Cost        (Note 1a)    Net Assets
====================================================================================================================================
Argentina   Banking                  100,989   Banco de Galicia y Buenos Aires S.A. (ADR)*   $  1,892,201   $  2,448,983        2.3%
            ------------------------------------------------------------------------------------------------------------------------
            Oil & Related             40,000   YPF S.A. (ADR)*                                  1,019,077      1,280,000        1.2
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Argentina                   2,911,278      3,728,983        3.5
====================================================================================================================================
Brazil      Electric Utilities     3,000,000   Centrais Eletricas Brasileiras S.A.--Eletrobras 'B'
                                               (Preferred)                                      1,546,789      1,298,077        1.2
                                  14,000,000   Companhia Energetica de Minas Gerais S.A. (CEMIG)
                                               (Preferred)                                        418,580        558,781        0.5
                                   3,500,000   Light-Servicios de Electricidade S.A.            1,369,142      1,162,010        1.1
                                                                                             ------------   ------------      ------
                                                                                                3,334,511      3,018,868        2.8
            ------------------------------------------------------------------------------------------------------------------------
            Mining                    44,000   Companhia Vale do Rio Doce S.A. (Preferred)      1,037,298        850,145        0.8
                               US$    44,000   Companhia Vale do Rio Doce S.A., 0.00%
                                               due 12/31/2049 (b)                                       0              0        0.0
                                                                                             ------------   ------------      ------
                                                                                                1,037,298        850,145        0.8
            ------------------------------------------------------------------------------------------------------------------------
            Steel                     45,800   Usinas Siderurgicas de Minas Gerais S.A.--Usiminas
                                               (Preferred)                                        500,967        332,366        0.3
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Brazil                      4,872,776      4,201,379        3.9
====================================================================================================================================
Chile       Diversified Holdings      68,200  +Quinenco S.A. (ADR)*                             1,227,600        997,425        0.9
------------------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Chile                       1,227,600         997,425       0.9
====================================================================================================================================
Mexico      Building &
              Construction            35,000  +Bufete Industrial, S.A. (ADR)*                     761,162        516,250        0.5
                                     600,000   Cemex, S.A. de C.V. 'B'                          2,320,739      2,610,250        2.4
                                      75,000   Empresas ICA Sociedad Controladora, S.A. de C.V.
                                               (ADR)*                                             593,368        998,438        0.9
                                                                                             ------------   ------------      ------
                                                                                                3,675,269      4,124,938        3.8
            ------------------------------------------------------------------------------------------------------------------------
            Retail                   122,307   Cifra, S.A. de C.V. 'A'                            140,043        221,581        0.2
                                   1,000,000   Cifra, S.A. de C.V. 'B'                          1,269,922      1,966,627        1.8
                                                                                             ------------   ------------      ------
                                                                                                1,409,965      2,188,208        2.0
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Mexico                      5,085,234      6,313,146        5.8
====================================================================================================================================
                                               Total Investments in Latin America              14,096,888     15,240,933       14.1
====================================================================================================================================
PACIFIC
BASIN
====================================================================================================================================
Australia   Publishing               560,000   News Corporation, Ltd. (Ordinary)                2,410,336      2,688,969        2.5
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Australia                   2,410,336      2,688,969        2.5
====================================================================================================================================
Hong Kong   Banking                   75,200   HSBC Holdings PLC                                1,419,674      1,702,458        1.6
            ------------------------------------------------------------------------------------------------------------------------
            Diversified Holdings      80,000   Hutchison Whampoa Ltd.                             771,884        553,687        0.5
                                     200,000   Shanghai Industrial Holdings Ltd.                1,068,267        890,039        0.8
                                                                                             ------------   ------------      ------
                                                                                                1,840,151      1,443,726        1.3

LATIN                            Shares Held/                                                                  Value      Percent of
AMERICA     Industries           Face Amount                    Investments                      Cost        (Note 1a)    Net Assets
====================================================================================================================================
            ------------------------------------------------------------------------------------------------------------------------
            Financial Services     1,584,000   Min Xin Holdings                                   701,372        476,430        0.4
            ------------------------------------------------------------------------------------------------------------------------
            Railroads              1,250,000   Guangshen Railway Co., Ltd. (Series H)             469,278        388,098        0.4
            ------------------------------------------------------------------------------------------------------------------------
            Real Estate            1,600,000   Guangzhou Investment Co., Ltd.                     643,224        382,924        0.3
                                     200,000   Sun Hung Kai Properties Ltd.                     2,003,438      1,474,774        1.4
                                                                                             ------------   ------------      ------
                                                                                                2,646,662      1,857,698        1.7
            ------------------------------------------------------------------------------------------------------------------------
            Transportation            33,187   GZI Transportation Ltd.                             13,111         10,733        0.0
                                       6,636   GZI Transportation Ltd. (Warrants) (a)                 880            180        0.0
                                                                                             ------------   ------------      ------
                                                                                                   13,991         10,913        0.0
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Hong Kong                   7,091,128      5,879,323        5.4
====================================================================================================================================
Japan       Apparel                  450,000   Toray Industries, Inc.                           3,029,824      2,508,111        2.3
            ------------------------------------------------------------------------------------------------------------------------
            Banking                  140,000   Sanwa Bank, Ltd.                                 2,285,590      1,409,201        1.3
            ------------------------------------------------------------------------------------------------------------------------
            Beverage                 110,000   Kirin Brewery Co., Ltd.                          1,358,110        924,216        0.9
            ------------------------------------------------------------------------------------------------------------------------
            Chemicals                400,000   Mitsui Chemicals Inc.                            2,237,119      1,480,742        1.4
            ------------------------------------------------------------------------------------------------------------------------
            Electrical Equipment     200,000   Furukawa Electric Co., Ltd.                      1,066,892      1,031,528        1.0
                                     200,000   Hitachi, Ltd.                                    1,733,261      1,538,973        1.4
                                                                                             ------------   ------------      ------
                                                                                                2,800,153      2,570,501        2.4
            ------------------------------------------------------------------------------------------------------------------------
            Electronics               50,000   Fujitsu Ltd.                                       739,195        549,039        0.5
                                     200,000   Matsushita Electric Co., Ltd.                    3,029,307      3,360,785        3.1
                                      16,000   Murata Manufacturing Co., Ltd.                     760,140        649,530        0.6
                                      90,000   Omron Corp.                                      1,821,396      1,527,327        1.4
                                                                                             ------------   ------------      ------
                                                                                                6,350,038      6,086,681        5.6
            ------------------------------------------------------------------------------------------------------------------------
            Insurance                300,000   Nippon Fire & Marine Insurance Co., Ltd.         2,150,386      1,157,974        1.1
            ------------------------------------------------------------------------------------------------------------------------
            Machinery                195,000   Makita Corporation                               3,008,235      2,741,452        2.5
            ------------------------------------------------------------------------------------------------------------------------
            Merchandising             50,000   Ito--Yokado Co., Ltd.                            2,465,299      2,487,314        2.3
            ------------------------------------------------------------------------------------------------------------------------
            Pharmaceuticals           50,000   Banyu Pharmaceutical Co., Ltd.                     742,065        727,893        0.7
                                      60,000   Yamanouchi Pharmaceutical Co., Ltd.              1,399,475      1,477,415        1.4
                                                                                             ------------   ------------      ------
                                                                                                2,141,540      2,205,308        2.1
            ------------------------------------------------------------------------------------------------------------------------
            Printing                  50,000   Dai Nippon Printing Co., Ltd.                      913,065        998,253        0.9
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Japan                      28,739,359    24,569,7532        2.8
====================================================================================================================================
South
Korea       Electric Utilities        35,000   Korea Electric Power Corp.                       1,136,044        499,479        0.5
            ------------------------------------------------------------------------------------------------------------------------
            Natural Gas Utilities     15,000   Seoul City Gas Co., Ltd.                         1,211,976        359,375        0.3
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in South Korea                 2,348,020        858,854        0.8
====================================================================================================================================
                                               Total Investments in the Pacific Basin          40,588,843    33,996,8993        1.5
====================================================================================================================================
WESTERN
EUROPE
====================================================================================================================================
France      Foods                     15,000   Groupe Danone S.A.                               2,320,416      2,294,883        2.1
            ------------------------------------------------------------------------------------------------------------------------
            Health/Personal Care       8,000   Sanofi S.A.                                        690,834        760,451        0.7
            ------------------------------------------------------------------------------------------------------------------------
            Insurance                 35,000   Axa-UAP                                          2,302,026      2,398,092        2.2
            ------------------------------------------------------------------------------------------------------------------------
            Oil & Related             30,000   Elf Aquitaine S.A.                               2,278,742      3,715,525        3.5
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in France                      7,592,018      9,168,951        8.5
====================================================================================================================================


                Merrill Lynch Consults International Portfolio, October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

WESTERN
EUROPE                           Shares Held/                                                                  Value      Percent of
(concluded) Industries           Face Amount                    Investments                      Cost        (Note 1a)    Net Assets
====================================================================================================================================
Germany     Chemicals                 50,000   BASF AG                                       $  1,415,399   $  1,700,483        1.6%
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Germany                     1,415,399      1,700,483        1.6
====================================================================================================================================
Italy       Banking                  100,000   Credito Italiano S.p.A.                            140,795        267,191        0.2
            ------------------------------------------------------------------------------------------------------------------------
            Broadcasting--Media      250,000   Mediaset S.p.A.                                  1,105,533      1,136,229        1.0
            ------------------------------------------------------------------------------------------------------------------------
            Natural Gas Utilities    140,000   Italgas S.p.A.                                     476,677        499,171        0.5
            ------------------------------------------------------------------------------------------------------------------------
            Telecommunications       600,000   Telecom Italia S.p.A.                            1,879,458      3,767,310        3.5
            ------------------------------------------------------------------------------------------------------------------------
            Tires & Rubber           460,000   Pirelli S.p.A.                                   1,019,656      1,166,469        1.1
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Italy                       4,622,119      6,836,370        6.3
====================================================================================================================================
Netherlands Electronics               40,000   Philips Electronics N.V.                         1,581,743      3,133,698        2.9
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in the Netherlands             1,581,743      3,133,698        2.9
====================================================================================================================================
Portugal    Electric Utilities        80,120  +EDP-Electricidade de Portugal, S.A.              1,413,465      1,409,054        1.3
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Portugal                    1,413,465      1,409,054        1.3
====================================================================================================================================
Spain       Oil & Related             50,000   Repsol S.A.                                      1,567,118      2,099,828        2.0
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Spain                       1,567,118      2,099,828        2.0
====================================================================================================================================
Sweden      Household Appliances      30,000   Electrolux AB                                    1,365,221      2,486,066        2.3
            ------------------------------------------------------------------------------------------------------------------------
            Machinery                 50,000   Atlas Copco AB (Class A)                           919,997      1,470,254        1.3
            ------------------------------------------------------------------------------------------------------------------------
            Metals                    25,000  +Granges AB                                         225,034        409,332        0.4
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Sweden                      2,510,252      4,365,652        4.0
====================================================================================================================================
Switzerland Banking                   15,000   Credit Suisse Group (Registered)                 1,554,232      2,120,208        2.0
            ------------------------------------------------------------------------------------------------------------------------
            Foods                      1,400   Nestle S.A. (Registered)                         1,564,148      1,979,362        1.8
            ------------------------------------------------------------------------------------------------------------------------
            Pharmaceuticals            1,866   Novartis AG (Registered)                           997,359      2,932,381        2.7
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Switzerland                 4,115,739      7,031,951        6.5
====================================================================================================================================
Turkey      Automobiles            2,000,000  +Tofas Oto Ticaret A.S.                             335,413        479,930        0.5
            ------------------------------------------------------------------------------------------------------------------------
            Household Appliances   3,000,000   Arcelik A.S.                                       395,969        335,406        0.3
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in Turkey                        731,382        815,336        0.8
====================================================================================================================================
United
Kingdom     Beverage                 410,000   Grand Metropolitan PLC (Ordinary)                2,663,875      3,700,450        3.4
            ------------------------------------------------------------------------------------------------------------------------
            Entertainment & Leisure  320,000   Rank Group PLC                                   2,323,790      1,787,651        1.7
            ------------------------------------------------------------------------------------------------------------------------
            Insurance                200,000   Commercial Union PLC                             2,432,662      2,818,368        2.6
            ------------------------------------------------------------------------------------------------------------------------
            Machinery                100,000   Siebe PLC (Ordinary)                               805,619      1,920,852        1.8
            ------------------------------------------------------------------------------------------------------------------------
            Natural Gas Utilities    790,000   BG PLC                                           3,018,263      3,472,296        3.2
            ------------------------------------------------------------------------------------------------------------------------
            Retail                   250,000   Boots Company PLC                                2,214,174      3,581,676        3.3
            ------------------------------------------------------------------------------------------------------------------------
                                               Total Investments in the United Kingdom         13,458,383     17,281,293       16.0

WESTERN
EUROPE                           Shares Held/                                                                  Value      Percent of
(concluded) Industries           Face Amount                    Investments                      Cost        (Note 1a)    Net Assets
====================================================================================================================================
====================================================================================================================================
                                               Total Investments in Western Europe             39,007,618     53,842,616       49.9
====================================================================================================================================
                                    Face
                                   Amount                 Short-Term Securities
====================================================================================================================================
            Commercial Paper**  US$2,643,000  General Motors Acceptance Corp., 5.75% due
                                              11/03/1997                                        2,642,156      2,642,156        2.4
            ------------------------------------------------------------------------------------------------------------------------
                                              Total Investments in Short-Term Securities        2,642,156      2,642,156        2.4
====================================================================================================================================
            Total Investments                                                                $ 96,335,505    105,722,604       97.9
                                                                                             ============
            Unrealized Appreciation on Forward Foreign Exchange Contracts***                                     848,046        0.8
            Other Assets Less Liabilities                                                                      1,379,917        1.3
                                                                                                            ------------      ------
                 Net Assets                                                                                 $107,950,567      100.0%
                                                                                                            ============      ======
====================================================================================================================================


            +     Non-income producing security.

            (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.

            (b) Received through a bonus issue from Companhia Vale do Rio Doce S.A. As of October 31, 1997, the bonds have not commenced trading and the coupon rate has not been determined.

            *     American Depositary Receipts (ADR).

            ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

            *** Forward foreign exchange contracts sold as of October 31, 1997 were as follows:

                                                                    Unrealized
                  Foreign               Expiration                 Appreciation
                  Currency Sold            Date                      (Note 1c)
                  -------------------------------------------------------------
                  Y1,919,300,000       January 1998                  $848,046
                  -------------------------------------------------------------
                  Total Unrealized Appreciation on Forward Foreign
                  Exchange Contracts (US$ Commitment--$17,000,000)   $848,046
                                                                     ==========
                  -------------------------------------------------------------

                  See Notes to Financial Statements.

                Merrill Lynch Consults International Portfolio, October 31, 1997

STATEMENT OF ASSETS AND LIABILITIES

                  As of October 31, 1997
====================================================================================================================================
Assets:           Investments, at value (identified cost--$96,335,505) (Note 1a). .................                   $105,722,604
                  Unrealized appreciation on forward foreign exchange contracts (Note 1c) .........                        848,046
                  Cash.............................................................................                            564
                  Foreign cash (Note 1b)...........................................................                      1,237,264
                  Receivables:
                   Securities sold.................................................................   $  1,696,690
                   Dividends.......................................................................        227,543
                   Beneficial interest sold........................................................         98,171       2,022,404
                                                                                                      ------------
                  Prepaid registration fees and other assets (Note 1f).............................                         18,691
                                                                                                                      ------------
                  Total assets.....................................................................                    109,849,573
                                                                                                                      ------------
==================================================================================================================================
Liabilities:      Payables:
                   Securities purchased............................................................      1,248,755
                   Beneficial interest redeemed....................................................        269,037
                   Distributor (Note 2)............................................................        101,565
                   Investment adviser (Note 2).....................................................         76,174
                   Administration fee (Note 2).....................................................         25,391
                   Commissions.....................................................................         19,487       1,740,409
                                                                                                      ------------
                  Accrued expenses and other liabilities...........................................                        158,597
                                                                                                                      ------------
                  Total liabilities................................................................                      1,899,006
                                                                                                                      ------------
==================================================================================================================================
Net Assets:       Net assets.......................................................................                   $107,950,567
                                                                                                                      ============
==================================================================================================================================
Net Assets        Common shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                       $    872,754
Consist of:       Paid-in capital in excess of par.................................................                     91,695,345
                  Undistributed net investment income--net (Note 1h)...............................                      1,232,371
                  Undistributed realized capital gains on investments and foreign
                    currency transactions--net ....................................................                      3,929,996
                  Unrealized appreciation on investments and foreign currency
                    transactions--net .............................................................                     10,220,101
                                                                                                                      ------------
                  Net assets--Equivalent to $12.37 per share based on 8,727,544
                    shares of beneficial interest outstanding .....................................                   $107,950,567
                                                                                                                      ============
==================================================================================================================================

STATEMENT OF OPERATIONS

                  For the Year Ended October 31, 1997
==================================================================================================================================
Investment        Dividends (net of $388,839 foreign withholding tax)..............................                   $  4,539,809
Income            Interest and discount earned.....................................................                        117,220
(Notes 1d & 1e):                                                                                                      ------------
                  Total income.....................................................................                      4,657,029
                                                                                                                      ------------
==================================================================================================================================
Expenses:         Account maintenance and distribution fees (Note 2)...............................   $  1,415,661
                  Investment advisory fees (Note 2)................................................      1,061,746
                  Administration fees (Note 2).....................................................        353,915

                  For the Year Ended October 31, 1997
==================================================================================================================================
                  Stamp tax fee....................................................................        232,951
                  Custodian fees...................................................................        136,798
                  Accounting services (Note 2).....................................................         73,649
                  Professional fees................................................................         60,239
                  Transfer agent fees (Note 2).....................................................         32,850
                  Amortization of organization expenses (Note 1f)..................................         22,761
                  Trustees' fees ..................................................................         21,679
                  Registration fees (Note 1f)......................................................         19,504
                  Pricing fees.....................................................................          8,379
                  Printing and shareholder reports.................................................          4,294
                  Other............................................................................         11,138
                                                                                                      ------------
                  Total expenses...................................................................                      3,455,564
                                                                                                                      ------------
                  Investment income--net...........................................................                      1,201,465
                                                                                                                      ============
==================================================================================================================================
Realized &        Realized gain from:
Unrealized Gain    Investments--net................................................................      3,930,008
on Investments     Foreign currency transactions--net..............................................        901,521       4,831,529
& Foreign                                                                                             ------------
Currency          Change in unrealized appreciation/depreciation on:
Transactions --    Investments--net................................................................      8,208,524
Net (Notes 1b,     Foreign currency transactions--net..............................................        834,325       9,042,849
1c, 1e & 3):                                                                                          ------------
                  Net realized and unrealized gain on investments and foreign currency
                   transactions ...................................................................                     13,874,378
                                                                                                                      ------------
                  Net Increase in Net Assets Resulting from Operations.............................                   $ 15,075,843
                                                                                                                      ============
==================================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended October 31,
                                                                                                    ------------------------------
                  Increase (Decrease) in Net Assets:                                                     1997      1996
==================================================================================================================================
Operations:       Investment income (loss)--net....................................................   $  1,201,465    $   (861,635)
                  Realized gain on investments and foreign currency transactions--net .............      4,831,529      25,429,746
                  Change in unrealized appreciation/depreciation on investments and foreign
                    currency transactions--net ....................................................      9,042,849     (12,672,616)
                                                                                                      ------------    ------------
                  Net increase in net assets resulting from operations.............................     15,075,843      11,895,495
                                                                                                      ------------    ------------
==================================================================================================================================
Dividends &       In excess of investment income--net..............................................     (5,862,557)     (6,862,242)
Distributions to  Realized gain on investments--net................................................     (4,613,274)     (7,287,890)
Shareholders                                                                                          ------------    ------------
(Note 1g):        Net decrease in net assets resulting from dividends and distributions
                    to shareholders ...............................................................    (10,475,831)    (14,150,132)
                                                                                                      ------------    ------------
==================================================================================================================================
Beneficial
Interest          Net decrease in net assets derived from beneficial interest transactions ........    (71,570,166)    (19,901,777)
Transactions                                                                                          ------------    ------------
(Note 4):
==================================================================================================================================
Net Assets:       Total decrease in net assets.....................................................    (66,970,154)    (22,156,414)
                  Beginning of year................................................................    174,920,721     197,077,135
                                                                                                      ------------    ------------
                  End of year*.....................................................................   $107,950,567    $174,920,721
                                                                                                      ============    ============
==================================================================================================================================
                 *Undistributed (accumulated) investment income (loss)--net (Note 1h) .............   $  1,232,371    $ (8,950,726)
                                                                                                      ============    ============
==================================================================================================================================

                  See Notes to Financial Statements.

                Merrill Lynch Consults International Portfolio, October 31, 1997

FINANCIAL HIGHLIGHTS

                  The following per share data and ratios have been derived from
                  information provided in the financial statements.                      For the Year Ended October 31,
                                                                      ------------------------------------------------------------
                  Increase (Decrease) in Net Asset Value:               1997+        1996+        1995+        1994+        1993+
==================================================================================================================================
Per Share         Net asset value, beginning of year ..............   $  12.09     $  12.28     $  12.83     $  11.74     $   9.60
Operating                                                             --------     --------     --------     --------     --------
Performance:       Investment income (loss)--net...................        .10         (.05)        (.05)        (.12)        (.08)
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net..........        .97          .76         (.18)        1.26         2.22
                                                                      --------     --------     --------     --------     --------
                  Total from investment operations ................       1.07          .71         (.23)        1.14         2.14
                                                                      --------     --------     --------     --------     --------
                  Less dividends and distributions:
                   In excess of investment income--net.............       (.44)        (.44)          --           --           --
                   Realized gain on investments--net...............       (.35)        (.46)        (.32)        (.05)          --
                                                                      --------     --------     --------     --------     --------
                  Total dividends and distributions................       (.79)        (.90)        (.32)        (.05)          --
                                                                      --------     --------     --------     --------     --------
                  Net asset value, end of year.....................   $  12.37     $  12.09     $  12.28     $  12.83     $  11.74
                                                                      ========     ========     ========     ========     ========
==================================================================================================================================
Total Investment  Based on net asset value per share...............       9.26%        5.93%       (1.68%)       9.74%       22.29%
Return:                                                               ========     ========     ========     ========     ========
==================================================================================================================================
Ratios to
Average           Expenses.........................................       2.44%        2.37%        2.35%        2.27%        2.76%
Net Assets:                                                           ========     ========     ========     ========     ========
                  Investment income (loss)--net....................       .84%         (.42%)       (.41%)       (.56%)       (.86%)

                                                                      ========     ========     ========     ========     ========
==================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ..........   $107,951     $174,921     $197,077     $272,487     $175,756
Data:                                                                 ========     ========     ========     ========     ========
                  Portfolio turnover...............................      28.62%       38.16%       17.31%       24.64%       32.54%
                                                                      ========     ========     ========     ========     ========
                  Average commission rate paid++...................   $  .0076     $  .0010           --           --          --
                                                                      ========     ========     ========     ========     ========
==================================================================================================================================

                  +     Based on average shares outstanding during the year.
                  ++    For fiscal years beginning on or after September 1,
                        1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Consults International Portfolio (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities, including depositary receipts, which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Realized and unrealized gains/losses on foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contract.

o Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees--Costs related to the organization of the Fund are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

                Merrill Lynch Consults International Portfolio, October 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend date. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $21,706,431 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser"). The Investment Adviser is a subsidiary of Merrill Lynch Bank (Suisse) S.A. which is, in turn, an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Fund Asset Management, L.P. ("FAM") and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") have been retained as sub-advisers (the "Sub-Advisers") to the Fund. Pursuant to sub-advisory agreements, the Sub-Advisers will provide investment advisory services with respect to the management of the Fund's cash position.

As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund will not pay any incremental fee to the Sub-Advisers for their services.

The Fund has an Administrative Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect subsidiary of ML & Co. The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining the books and records of the Fund, preparing reports and other documents required by United States Federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to 0.25% of the Fund's average daily net assets. Also, accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis.

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), which is an indirect subsidiary of ML & Co., receives ongoing distribution and account maintenance fees, which are accrued daily and paid monthly at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance activities and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance activities to the Fund's shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution services and bearing distribution-related expenses of the Fund, including payments to financial consultants for selling shares of the Fund.

As authorized by the Plan, the Distributor has entered into an agreement with MLPF&S, an affiliate of the Investment Adviser, which provides for the compensation of MLPF&S for providing account maintenance and distribution-related services to the Fund. For the year ended October 31, 1997, MLFD earned $1,415,661 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

In addition, MLPF&S received $59,811 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1997.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, the Investment Adviser (including their affiliated companies), MLFDS, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $39,399,336 and $117,464,868, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

------------------------------------------------------------------------------
                                                   Realized       Unrealized
                                                Gains (Losses)  Gains (Losses)
------------------------------------------------------------------------------
Long-term investments ........................   $3,930,008       $ 9,387,099
Foreign currency transactions ................     (128,636)          (15,044)
Forward foreign exchange contracts ...........    1,030,157           848,046
                                                 ----------       -----------
 Total .......................................   $4,831,529       $10,220,101
                                                 ==========       ===========
------------------------------------------------------------------------------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $9,387,099, of which $18,970,416 related to appreciated securities and $9,583,317 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $96,335,505.

4. Beneficial Interest Transactions:

Transactions in shares of beneficial interest were as follows:

-----------------------------------------------------------------------------
For the Year Ended                                                   Dollar
October 31, 1997                                    Shares           Amount
-----------------------------------------------------------------------------
Shares sold....................................   1,189,803      $ 15,058,939
Shares issued to shareholders
in reinvestment of dividends
and distributions..............................     829,254         9,652,518
                                                -----------      ------------
Total issued...................................   2,019,057        24,711,457
Shares redeemed................................  (7,759,006)      (96,281,623)
                                                -----------      ------------
Net decrease...................................  (5,739,949)     $(71,570,166)
                                                ===========      ============
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
For the Year Ended                                                   Dollar
October 31, 1996                                    Shares           Amount
-----------------------------------------------------------------------------
Shares sold...................................    3,894,853      $ 48,570,265
Shares issued to shareholders in
reinvestment of dividends
and distributions.............................    1,089,865        12,925,796
                                                -----------      ------------
Total issued..................................    4,984,718        61,496,061
Shares redeemed...............................   (6,567,697)      (81,397,838)
                                                -----------      ------------
Net decrease..................................   (1,582,979)     $(19,901,777)
                                                ===========      ============
-----------------------------------------------------------------------------

5. Commitments:

At October 31, 1997, the Fund entered into forward exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with an approximate value of $1,250,000.

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
 Hedging Techniques........................................................   2
 Investment Restrictions...................................................   6
Management of the Fund.....................................................   8
 Trustees and Officers.....................................................   8
 Compensation of Trustees..................................................  10
 Investment Adviser........................................................  10
Purchase of Shares.........................................................  12
 Distribution Plan.........................................................  12
Redemption of Shares.......................................................  14
Portfolio Transactions and Brokerage.......................................  14
Determination of Net Asset Value...........................................  16
Shareholder Services.......................................................  17
 Investment Account........................................................  17
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  18
 Merrill Lynch Asset Information and Measurement (R) Service...............  18
Taxes......................................................................  18
 Tax Treatment of Forward Foreign Exchange Transactions....................  21
 Special Rules for Options, Futures and Foreign Currency Transactions......  21
Performance Data...........................................................  22
General Information........................................................  23
 Description of Shares.....................................................  23
 Computation of Offering Price Per Share...................................  24
 Independent Auditors......................................................  24
 Custodian.................................................................  24
 Transfer Agent............................................................  24
 Administrator.............................................................  24
 Legal Counsel.............................................................  24
 Reports to Shareholders...................................................  25
 Additional Information....................................................  25
Report of Independent Auditors.............................................  26
Financial Statements.......................................................  28

                                                          Code # 16459-0198



STATEMENT OF
ADDITIONAL INFORMATION

[LOGO]

-------------------------

MERRILL LYNCH
CONSULTS
INTERNATIONAL
PORTFOLIO

Investment Adviser:
Merrill Lynch (Suisse) Investment Management S.A.


January 29, 1998

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements:

  Contained in Part A, the Prospectus:

  Financial Highlights for each of the years in the five-year period ended October 31, 1997, and for the period September 14, 1992 (commencement of operations) to October 31, 1992.

  Contained in Part B, the Statement of Additional Information:

  Schedule of Investments as of October 31, 1997.

  Statement of Assets and Liabilities as of October 31, 1997.

  Statement of Operations for the year ended October 31, 1997.

  Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1997.

  Financial Highlights for each of the years in the five-year period ended October 31, 1997.

  (b) Exhibits:

 EXHIBIT NUMBER                           DESCRIPTION
 --------------                           -----------
        1       --Amended and Restated Declaration of Trust of Registrant.*
        2       --By-Laws of Registrant....
        3       --None.
        4       --Instruments Defining Rights of Shareholders (Incorporated by
                 reference to Exhibits 1 and 2 hereof).
        5(a)    --Investment Advisory Agreement between Registrant and Merrill
                 Lynch (Suisse) Investment Management S.A.**
        5(b)    --Sub-Advisory Agreement between Merrill Lynch (Suisse)
                 Investment Management S.A., Registrant and Fund Asset
                 Management, Inc.**
        5(c)    --Sub-Advisory Agreement between Merrill Lynch (Suisse)
                 Investment Management S.A., Registrant and Merrill Lynch Asset
                 Management U.K. Limited.**
        6       --Distribution Agreement between Registrant and Merrill Lynch
                 Funds Distributor, Inc.**
        7       --None.
        8       --Custody Agreement between Registrant and Brown Brothers
                 Harriman & Co.**
        9(a)    --Transfer Agency, Dividend Disbursing Agency and Shareholder
                 Servicing Agency Agreement between Registrant and Financial
                 Data Services, Inc.**
        9(b)    --Administration Agreement between Registrant and Princeton
                 Administrators, Inc.**
        9(c)    --License Agreement Relating to Use of Name between Merrill
                 Lynch & Co., Inc. and the Registrant.**
       10       --Opinion and Consent of Shereff, Friedman, Hoffman & Goodman,
                 LLP, counsel for Registrant....
       11       --Consent of Ernst & Young LLP, independent auditors for the
                 Registrant.
       12       --None.
       13       --Certificate of Merrill Lynch (Suisse) Investment Management
                 S.A.**
       14       --Not applicable.
       15       --Distribution Plan of Registrant.**

 EXHIBIT NUMBER                           DESCRIPTION
 --------------                           -----------
       16       --Schedule for computation of each performance quotation
                 provided in the Registration Statement in response to Item 22.
       17(a)    --Financial Data Schedule.
       17(b)    --Other Exhibits.
                --Powers of Attorney for Officers and Trustees.
                Arthur Zeikel**
                Herbert I. London**
                Joseph L. May**
                Andre F. Perold+++
                Gerald M. Richard+++
                Robert R. Martin..
       17(c)    --Power of Attorney for James H. Bodurtha..

--------
  * Incorporated by reference to same numbered exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-49354).
 ** Incorporated by reference to same numbered exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-49354).
  + Incorporated by reference to Exhibit 14 to Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 on Form N-1 (File No. 2-74584) of Merrill Lynch Retirement Series Trust, filed on January 26, 1982.
 ++ Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-74584) of Merrill Lynch Retirement Series Trust, filed December 29, 1983.
+++ Incorporated by reference to Exhibit 17 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-49354).
  . Incorporated by reference to same numbered exhibit to Post-Effective
    Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 33-49354).
 .. Incorporated by reference to same numbered exhibit to Post-Effective
    Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File No. 33-49354).

 ... Incorporated by reference to same numbered exhibit to Post-Effective
    Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 33-49354).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Not Applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                   NUMBER OF
                                                                  HOLDERS AT
   TITLE OF CLASS                                              DECEMBER 31, 1997
   --------------                                              -----------------
   Shares of beneficial interest, par value $0.10 per share...       2,287

Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article V and Article XI of Registrant's Declaration of Trust, Section 9 of the Distribution Agreement, Article IV of the Investment Advisory Agreement and Article IV of the Sub-Advisory Agreements.

  (a) Declaration of Trust

                                   ARTICLE V

         LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

  5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this
Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

  5.2 Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, will misfeasance, gross negligence or reckless disregard of his duties.

  5.3 Mandatory Indemnification. The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, has been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

  5.4 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his duties hereunder.

  5.5 No Duty or Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or by any officers, employees or agents of the Trust, in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees and agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made herein to the Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

  5.6 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books or account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, selected dealers, accountants, appraisers or other experts or consultants elected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                   ARTICLE XI

            DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

11.3. AMENDMENT PROCEDURE.

  (a) This Declaration may be amended by the affirmative vote of the holders of not less than a majority of the Shares at any meeting of Shareholders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

  (b) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessment upon Shareholders.

  (b) Distribution Agreement

  In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  (c) Investment Advisory Agreement; Sub-Advisory Agreements

  The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

  Article IV of the Investment Advisory Agreement between Registrant and Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser") (Exhibit 5(a) to Registrant's Registration Statement on Form N-1A) limits the liability of the Investment Adviser to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties under the Investment Advisory Agreement.

  Article IV of the Subadvisory Agreements between the Investment Adviser, Registrant, and Fund Asset Management Inc. (now called Fund Asset Management, L.P.) ("FAM") and between the Investment Adviser, Registrant, and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") (Exhibits 5(b) and 5(c), respectively, to Registrant's Registration Statement on Form N-1A) limits the liability of FAM and MLAM U.K. to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or by reason of reckless disregard of their respective obligations and duties under the Subadvisory Agreements.

  Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  The Investment Adviser does not act as investment adviser for any other investment companies registered under the Investment Company Act. The address of the Investment Adviser and Merrill Lynch Bank (Suisse) S.A. is 7 Rue Munier-Romilly, 1206 Geneva, Switzerland. For information as to the Investment Adviser's business, profession, vocation or employment of a substantial nature, reference is made to the Form ADV, as amended to date, filed by the Investment Adviser (File No. 801-42073) pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act").

  Merrill Lynch Asset Management, L.P. ("MLAM") acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Eurofund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth

Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

  Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc., and Worldwide Dollar Vest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and director of FAM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1995 for his or her or its own account or in the capacity of director, officer, partner or trustee.

                           POSITIONS WITH     OTHER SUBSTANTIAL BUSINESS, PROFESSION,
NAME                             FAM                  VOCATION OR EMPLOYMENT
----                       --------------     ---------------------------------------
ML & Co................. Limited Partner     Financial Services Holding Company;
                                              Limited Partner of MLAM.
Fund Asset Management,   Limited Partner     Investment Advisory Services.
 Inc. ..................
Princeton Services...... General Partner     General Partner of MLAM.
Arthur Zeikel........... Chairman            Chairman of MLAM; President of MLAM and
                                              FAM (from 1977 to 1997); Chairman and
                                              Director of Princeton Services;
                                              President of Princeton Services (from
                                              1993 to 1997); Executive Vice President
                                              of ML & Co.
Jeffrey M. Peek......... President           President of MLAM (since 1997);
                                              President and Director of Princeton
                                              Services (since 1997); Executive Vice
                                              President of ML & Co.
Terry K. Glenn.......... Executive Vice      Executive Vice President of MLAM;
                          President           Executive Vice President and Director
                                              of Princeton Services; President and
                                              Director of MLFD; Director of MLFDS;
                                              President of Princeton Administrators,
                                              L.P.
Linda L. Feredici....... Senior Vice         Senior Vice President of MLAM; Senior
                          President           Vice President of Princeton Services.
Vincent R. Giordano..... Senior Vice         Senior Vice President of MLAM; Senior
                          President           Vice President of Princeton Services.
Elizabeth Griffin....... Senior Vice         Senior Vice President of MLAM; Senior
                          President           Vice President of Princeton Services.
Norman R. Harvey........ Senior Vice         Senior Vice President of MLAM; Senior
                          President           Vice President of Princeton Services.
Michael J. Hennewinkel.. Senior Vice         Senior Vice President of MLAM; Senior
                          President           Vice President of Princeton Services.
Philip L. Kirstein...... Senior Vice         Senior Vice President, General Counsel
                          President, General  and Secretary of MLAM; Senior Vice
                          Counsel and         President, General Counsel, Director
                          Secretary           and Secretary of Princeton Services.
Ronald M. Kloss......... Senior Vice         Senior Vice President of MLAM; Senior
                          President           Vice President of Princeton Services.
Debra Landsman-Yaros.... Senior Vice         Senior Vice President of MLAM; Vice
                          President           President of MLFD; Senior Vice
                                              President of Princeton Services.
Stephen M.M. Miller..... Senior Vice         Executive Vice President of Princeton
                          President           Administrators L.P.; Senior Vice
                                              President of Princeton Services.
Joseph T. Monagle, Jr... Senior Vice         Senior Vice President of MLAM; Senior
                          President           Vice President of Princeton Services.
Michael L. Quinn........ Senior Vice         Senior Vice President of MLAM; Senior
                          President           Vice President of Princeton Services;
                                              Managing Director and First Vice
                                              President of Merrill Lynch from 1989 to
                                              1995.

                           POSITIONS WITH     OTHER SUBSTANTIAL BUSINESS, PROFESSION,
NAME                             FAM                  VOCATION OR EMPLOYMENT
----                       --------------     ---------------------------------------
Richard Reller.......... Senior Vice         Senior Vice President of MLAM; Senior
                          President           Vice President of Princeton Services;
                                              Director of MLFD.
Gerald M. Richard....... Senior Vice         Senior Vice President and Treasurer of
                          President and       MLAM; Senior Vice President and
                          Treasurer           Treasurer of Princeton Services; Vice
                                              President and Treasurer of MLFD.
Gregory D. Upah......... Senior Vice         Senior Vice President of MLAM; Senior
                          President           Vice President of Princeton Services.
Ronald L. Welburn....... Senior Vice         Senior Vice President of MLAM; Senior
                          President           Vice President of Princeton Services.

  MLAM U.K. serves as sub-adviser for Merrill Lynch Eurofund. For information as to MLAM U.K.'s business, profession, vocation or employment of a substantial nature, reference is made to the Form ADV, as amended to date, filed by MLAM U.K. (File No. 801-31780) pursuant to the Advisers Act.

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Convertible Holdings, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Growth Fund, Merrill Lynch Global Resources Trust, Merrill Lynch Healthcare Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., Worldwide DollarVest Fund, Inc., and Merrill Lynch Short-Term Global Income Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition,

Messrs. Zeikel, Albert, and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                      POSITIONS WITH           OTHER SUBSTANTIAL BUSINESS,
NAME                     MLAM U.K.         PROFESSION, VOCATION OR EMPLOYMENT
----                  --------------       ----------------------------------
Arthur Zeikel...... Director and        Chairman of the Manager; Chairman of
                     Chairman            MLAM; President of MLAM and FAM (from
                                         1977 to 1997); Chairman and Director of
                                         Princeton Services; President of
                                         Princeton Services (from 1993 to 1997);
                                         Executive Vice President of ML & Co.
Alan J. Albert..... Senior Managing     Vice President of the Manager.
                     Director

                 POSITIONS WITH           OTHER SUBSTANTIAL BUSINESS,
NAME                MLAM U.K.         PROFESSION, VOCATION OR EMPLOYMENT
----             --------------       ----------------------------------
Nicholas C.D.  Director            Director of Merrill Lynch Europe PLC;
 Hall........                       General Counsel of Merrill Lynch
                                    International Private Banking Group.
Gerald M.      Senior Vice         Senior Vice President and Treasurer of
 Richard.....   President           the Manager and FAM; Senior Vice
                                    President and Treasurer of Princeton
                                    Services; Vice President and Treasurer
                                    of MLFD.
Carol Ann      Company Secretary   None
 Langham.....
Debra Anne     Assistant Company   None
 Searle......   Secretary

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the second paragraph of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., and also acts as principal underwriter for the following closed-end funds: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Municipal Strategy Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of officers Crook, Aldrich, Brody, Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                        (2)                      (3)
            (1)                POSITIONS AND OFFICES    POSITIONS AND OFFICES
            NAME                     WITH MLFD             WITH REGISTRANT
            ----               ---------------------    ---------------------
Terry K. Glenn.............. President and Director    Executive Vice President
Richard L. Reller........... Director                  None
Thomas J. Verage............ Director                  None
William E. Aldrich.......... Senior Vice President     None
Robert W. Crook............. Senior Vice President     None
Kevin P. Boman.............. Vice President            None
Michael J. Brady............ Vice President            None
William M. Breen............ Vice President            None
Michael G. Clarke........... Vice President            None
Mark A. DeSario............. Vice President            None
James T. Fatseas............ Vice President            None
Debra W. Landsman-Yaros..... Vice President            None
Michelle T. Lau............. Vice President            None
                             Vice President and        Treasurer
Gerald M. Richard........... Treasurer
Salvatore Venezia........... Vice President            None
William Wasel............... Vice President            None
Robert Harris............... Secretary                 None

--------
(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536-9011, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management related service contract.

ITEM 32. UNDERTAKINGS.

  a. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Fund will call a meeting of shareholders for the purpose of voting upon the removal of a trustee or trustees and the Fund will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

  b. The Registrant will furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND THAT IT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 29TH DAY OF JANUARY 1998.

                                          Merrill Lynch Consults
                                          International Portfolio
                                                (REGISTRANT)

                                          By:    /s/ Arthur Zeikel
                                             ----------------------------------
                                                 (ARTHUR ZEIKEL, PRESIDENT)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE(S) INDICATED.

                SIGNATURE                       TITLE                DATE

          /s/ Arthur Zeikel             President and
-------------------------------------    Trustee (Principal      January 29,
           (ARTHUR ZEIKEL)               Executive Officer)       1998

                  *                     Treasurer (Principal
-------------------------------------    Financial and           January 29,
         (GERALD M. RICHARD)             Accounting Officer)      1998

                  *                     Trustee
-------------------------------------                            January 29,
         (JAMES H. BODURTHA)                                      1998

                  *                     Trustee
-------------------------------------                            January 29,
         (HERBERT I. LONDON)                                      1998

                  *                     Trustee
-------------------------------------                            January 29,
         (ROBERT R. MARTIN)                                       1998

                  *                     Trustee
-------------------------------------                            January 29,
           (JOSEPH L. MAY)                                        1998

                  *                     Trustee
-------------------------------------                            January 29,
          (ANDRE F. PEROLD)                                       1998

*By    /s/ Arthur Zeikel
-------------------------------------                            January 29,
  (ARTHUR ZEIKEL, ATTORNEY-IN-FACT)                               1998

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                           DESCRIPTION
 -------                          -----------
  11     --Consent of Ernst & Young LLP, independent auditors for the
          Registrant.
  17(a)  --Financial Data Schedule.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Globe along with                        Back cover of Prospectus and
bar below it.                            back cover of Statement of
                                            Additional Information